EXHIBIT 99.3
Investor Relations Supplemental Schedules

Investor Relations Supplemental Schedules
Summary
($ Millions, except per share amounts)

	4Q 2012	4Q 2011

Core Results	$1,479	$1,641
EPS – Diluted	$1.83	$2.02

Reported Net Income	$336	$1,634
EPS - Diluted	$0.42	$2.01

Total Worldwide Sales Volumes (mboe/day)	784	749
Total Worldwide Production Volumes (mboe/day)	779	748

Total Worldwide Crude Oil Realizations ($/BBL)	$96.19	$99.62
Total Worldwide NGL Realizations ($/BBL)	$45.08	$55.25
Domestic Natural Gas Realizations ($/MCF)	$3.09	$3.59

Wtd. Average Basic Shares O/S (mm)	807.1	810.7
Wtd. Average Diluted Shares O/S (mm)	807.7	811.5

	YTD 2012	YTD 2011

Core Results	$5,750	$6,828
EPS - Diluted	$7.09	$8.39

Reported Net Income	$4,598	$6,771
EPS - Diluted	$5.67	$8.32

Total Worldwide Sales Volumes (mboe/day)	764	731
Total Worldwide Production Volumes (mboe/day)	766	733

Total Worldwide Crude Oil Realizations ($/BBL)	$99.87	$97.92
Total Worldwide NGL Realizations ($/BBL)	$45.18	$55.53
Domestic Natural Gas Realizations ($/MCF)	$2.62	$4.06

Wtd. Average Basic Shares O/S (mm)	809.3	812.1
Wtd. Average Diluted Shares O/S (mm)	810.0	812.9

Shares Outstanding (mm)	805.5	811.0

Cash Flow from Operations	$ 11,300	$ 12,300

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Fourth Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$522	$1,731	Asset impairments and related items	$2,253

Chemical	180			180

Midstream, marketing and other	75			75

Corporate
Interest expense, net	(30)			(30)

Other	(134)	20	Litigation reserves	(114)

Taxes	(249)	(636)	Tax effect of adjustments	(885)

Income from continuing operations	364	1,115		1,479
Discontinued operations, net of tax	(28)	28	Discontinued operations, net	-
Net Income	$336	$1,143		$1,479

Basic Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	(0.03)
Net Income	$0.42			$1.83

Diluted Earnings Per Common Share
Income from continuing operations	$0.45
Discontinued operations, net	(0.03)
Net Income	$0.42			$1.83

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Fourth Quarter
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$2,537			$2,537

Chemical	144			144

Midstream, marketing and other	70			70

Corporate
Interest expense, net	(25)			(25)

Other	(136)			(136)

Taxes	(949)			(949)

Income from continuing operations	1,641	-		1,641
Discontinued operations, net of tax	(7)	7	Discontinued operations, net	-
Net Income	$1,634	$7		$1,641

Basic Earnings Per Common Share
Income from continuing operations	$2.02
Discontinued operations, net	(0.01)
Net Income	$2.01			$2.02

Diluted Earnings Per Common Share
Income from continuing operations	$2.02
Discontinued operations, net	(0.01)
Net Income	$2.01			$2.02

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Twelve Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$7,095	$1,731	Asset impairments and related items	$8,826

Chemical	720			720

Midstream, marketing and other	439			439

Corporate
Interest expense, net	(117)			(117)

Other	(384)	20	Litigation reserves	(364)

Taxes	(3,118)	(636)	Tax effect of adjustments	(3,754)

Income from continuing operations	4,635	1,115		5,750
Discontinued operations, net of tax	(37)	37	Discontinued operations, net	-
Net Income	$4,598	$1,152		$5,750

Basic Earnings Per Common Share
Income from continuing operations	$5.72
Discontinued operations, net	(0.05)
Net Income	$5.67			$7.09

Diluted Earnings Per Common Share
Income from continuing operations	$5.71
Discontinued operations, net	(0.04)
Net Income	$5.67			$7.09

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2011 Twelve Months
Net Income (Loss)
($ millions, except per share amounts)

	Reported			Core
	Income	Significant Items Affecting Income		Results
Oil & Gas	$10,241	$35	Libya exploration write-off	$10,283
		(22)	Gain on sale of Colombia pipeline interest
		29	Foreign tax

Chemical	861			861

Midstream, marketing and other	448			448

Corporate
Interest expense, net	(284)	163	Premium on debt extinguishments	(121)

Other	(425)			(425)

Taxes	(4,201)	(50)	Tax effect of adjustments	(4,218)
		33	State income tax charge

Income from continuing operations	6,640	188		6,828
Discontinued operations, net of tax	131	(131)	Discontinued operations, net	-
Net Income	$6,771	$57		$6,828

Basic Earnings Per Common Share
Income from continuing operations	$8.16
Discontinued operations, net	0.16
Net Income	$8.32			$8.39

Diluted Earnings Per Common Share
Income from continuing operations	$8.16
Discontinued operations, net	0.16
Net Income	$8.32			$8.39

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
Worldwide Effective Tax Rate

	QUARTERLY			YEAR-TO-DATE
	2012	2012	2011	2012	2011
REPORTED INCOME	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	522	2,026	2,537	7,095	10,241
Chemical	180	162	144	720	861
Midstream, marketing and other	75	156	70	439	448
Corporate & other	(164)	(110)	(161)	(501)	(709)
Pre-tax income	613	2,234	2,590	7,753	10,841

Income tax expense
Federal and state	(293)	286	435	694	1,795
Foreign	542	569	514	2,424	2,406
Total	249	855	949	3,118	4,201

Income from continuing operations	364	1,379	1,641	4,635	6,640

Worldwide effective tax rate	41%	38%	37%	40%	39%

	2012	2012	2011	2012	2011
CORE RESULTS	QTR 4	QTR 3	QTR 4	12 Months	12 Months
Oil & Gas	2,253	2,026	2,537	8,826	10,283
Chemical	180	162	144	720	861
Midstream, marketing and other	75	156	70	439	448
Corporate & other	(144)	(110)	(161)	(481)	(546)
Pre-tax income	2,364	2,234	2,590	9,504	11,046

Income tax expense
Federal and state	343	286	435	1,330	1,825
Foreign	542	569	514	2,424	2,393
Total	885	855	949	3,754	4,218

Core results	1,479	1,379	1,641	5,750	6,828

Worldwide effective tax rate	37%	38%	37%	39%	38%

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Third
	Quarter	Quarter
	2012	2012	B / (W)
Oil & Gas	$522	$2,026	$(1,504)
Chemical	180	162	18
Midstream, marketing and other	75	156	(81)
Corporate
Interest expense, net	(30)	(34)	4
Other	(134)	(76)	(58)
Taxes	(249)	(855)	606
Income from continuing operations	364	1,379	(1,015)
Discontinued operations, net	(28)	(4)	(24)
Net Income	$336	$1,375	$(1,039)

Earnings Per Common Share
Basic	$0.42	$1.69	$(1.27)
Diluted	$0.42	$1.69	$(1.27)

Worldwide Effective Tax Rate	41%	38%	-3%

OCCIDENTAL PETROLEUM
2012 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Third
	Quarter	Quarter
	2012	2012	B / (W)
Oil & Gas	$2,253	$2,026	$227
Chemical	180	162	18
Midstream, marketing and other	75	156	(81)
Corporate
Interest expense, net	(30)	(34)	4
Other	(114)	(76)	(38)
Taxes	(885)	(855)	(30)
Core Results	$1,479	$1,379	$100

Core Results Per Common Share
Basic	$1.83	$1.70	$0.13
Diluted	$1.83	$1.70	$0.13

Worldwide Effective Tax Rate	37%	38%	1%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
4Q12 vs. 3Q12
($ in millions)
$2,026
$24
$171
$47
$13
$2
$2,253
3Q12
Sales Price
Sales Volume
Lower Oper. Costs
Higher Expl. Costs
All Others
4Q12

Chemical Variance Analysis
4Q12 vs. 3Q12
($ in millions)
$162
$38
$2
$22
$180
3Q12
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
4Q12
* Higher energy and feedstock costs

Midstream Variance Analysis
4Q12 vs. 3Q12
($ in millions)
$156
$30
$26
$15
$40
$75
3Q12
Marketing and Trading
Power Generation
Gas Processing
Pipelines
4Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
2012 Fourth Quarter Net Income (Loss)
Reported Income Comparison

	Fourth	Fourth
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$522	$2,537	$(2,015)
Chemical	180	144	36
Midstream, marketing and other	75	70	5
Corporate
Interest expense, net	(30)	(25)	(5)
Other	(134)	(136)	2
Taxes	(249)	(949)	700
Income from continuing operations	364	1,641	(1,277)
Discontinued operations, net	(28)	(7)	(21)
Net Income	$336	$1,634	$(1,298)

Earnings Per Common Share
Basic	$0.42	$2.01	$(1.59)
Diluted	$0.42	$2.01	$(1.59)

Worldwide Effective Tax Rate	41%	37%	-4%

OCCIDENTAL PETROLEUM
2012 Fourth Quarter Net Income (Loss)
Core Results Comparison

	Fourth	Fourth
	Quarter	Quarter
	2012	2011	B / (W)
Oil & Gas	$2,253	$2,537	$(284)
Chemical	180	144	36
Midstream, marketing and other	75	70	5
Corporate
Interest expense, net	(30)	(25)	(5)
Other	(114)	(136)	22
Taxes	(885)	(949)	64
Core Results	$1,479	$1,641	$(162)

Core Results Per Common Share
Basic	$1.83	$2.02	$(0.19)
Diluted	$1.83	$2.02	$(0.19)

Worldwide Effective Tax Rate	37%	37%	0%

Investor Relations Supplemental Schedules

Oil & Gas Variance Analysis
4Q12 vs. 4Q11
($ in millions)
$2,537
$243
$293
$99
$196
$7
$9
$23
$2,253
4Q11
Sales Price
Sales Volume
Higher Operating Costs
Higher DD&A Rate
G&A Costs
Higher Exploration Expense
All Others *
4Q12
* Higher taxes, other than on income

Chemical Variance Analysis
4Q12 vs. 4Q11
($ in millions)
$144
$17
$15
$28
$10
$180
4Q11
Sales Price
Sales Volume / Mix
Operations / Manufacturing *
All Others
4Q12
* Lower energy and feedstock costs

Midstream Variance Analysis
4Q12 vs. 4Q11
($ in millions)
$70
$48
$35
$8
$75
4Q11
Marketing and Trading
Gas Processing
All Others
4Q12

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2012	2011	2012	2011
NET PRODUCTION PER DAY:

United States
Crude Oil (MBBL)
	California	92	84	88	80
	Permian	146	137	142	134
Midcontinent and other		27	19	25	16
	Total	265	240	255	230
NGL (MBBL)
	California	21	15	17	15
	Permian	40	37	39	38
Midcontinent and other		16	18	17	16
	Total	77	70	73	69
Natural Gas (MMCF)
	California	242	276	256	260
	Permian	162	167	155	157
Midcontinent and other		396	390	410	365
	Total	800	833	821	782

Latin America

Crude Oil (MBBL)	Colombia	30	28	29	29

Natural Gas (MMCF)	Bolivia	12	14	13	15

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	5	4	4
	Dolphin	7	9	8	9
	Oman	74	67	67	67
	Qatar	71	76	71	73
	Other	36	33	36	38
	Total	192	190	186	191

NGL (MBBL)	Dolphin	7	9	8	10
	Other	-	-	1	-
	Total	7	9	9	10

Natural Gas (MMCF)
	Bahrain	242	180	232	173
	Dolphin	138	181	163	199
	Oman	56	58	57	54
	Total	436	419	452	426

Barrels of Oil Equivalent (MBOE)		779	748	766	733

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

		Fourth Quarter		Twelve Months
		2012	2011	2012	2011
NET SALES VOLUMES PER DAY:
United States
Crude Oil (MBBL)		265	240	255	230
NGL (MBBL)		77	70	73	69
Natural Gas (MMCF)		800	833	819	782

Latin America
Crude Oil (MBBL)		30	32	28	29
Natural Gas (MMCF)		12	14	13	15

Middle East / North Africa
Crude Oil (MBBL)
	Bahrain	4	5	4	4
	Dolphin	7	9	8	9
	Oman	70	66	66	69
	Qatar	75	75	71	73
	Other	39	31	36	34
	Total	195	186	185	189

NGL (MBBL)	Dolphin	7	10	8	10
	Other	2	-	1	-
	Total	9	10	9	10

Natural Gas (MMCF)		436	419	452	426

Barrels of Oil Equivalent (MBOE)		784	749	764	731

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
	2012	2011	2012	2011

OIL & GAS:
PRICES
United States
Crude Oil ($/BBL)	87.81	94.50	93.72	92.80
NGL ($/BBL)	44.54	58.85	46.07	59.10
Natural gas ($/MCF)	3.09	3.59	2.62	4.06

Latin America
Crude Oil ($/BBL)	97.95	100.66	98.35	97.16
Natural Gas ($/MCF)	11.56	11.63	11.85	10.11

Middle East / North Africa
Crude Oil ($/BBL)	107.50	106.20	108.76	104.34
NGL ($/BBL)	49.14	29.17	37.74	32.09

Total Worldwide
Crude Oil ($/BBL)	96.19	99.62	99.87	97.92
NGL ($/BBL)	45.08	55.25	45.18	55.53
Natural Gas ($/MCF)	2.35	2.76	2.06	3.01

	Fourth Quarter		Twelve Months
	2012	2011	2012	2011
Exploration Expense
United States	$46	$71	$232	$204
Latin America	1	-	2	1
Middle East / North Africa	35	2	111	53
TOTAL REPORTED	$82	$73	$345	$258
Less - non-core impairments	-	-	-	(35)
TOTAL CORE	$82	$73	$345	$223

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
SUMMARY OF OPERATING STATISTICS

	Fourth Quarter		Twelve Months
Capital Expenditures ($MM)	2012	2011	2012	2011
Oil & Gas
California	$382	$515	$2,029	$1,717
Permian	424	385	1,920	1,146
Midcontinent and other	204	433	1,324	1,158
Latin America	124	79	309	218
Middle East / North Africa	638	492	2,016	1,485
Exploration	108	130	622	421
Chemical	165	116	357	234
Midstream, marketing and other	440	388	1,558	1,089
Corporate	25	11	91	50
TOTAL	$2,510	$2,549	$10,226	$7,518

Depreciation, Depletion &	Fourth Quarter		Twelve Months
Amortization of Assets ($MM)	2012	2011	2012	2011
Oil & Gas
Domestic	$628	$489	$2,412	$1,754
Latin America	31	23	117	90
Middle East / North Africa	385	300	1,404	1,220
Chemical	88	81	345	330
Midstream, marketing and other	52	39	206	173
Corporate	7	6	27	24
TOTAL	$1,191	$938	$4,511	$3,591

Investor Relations Supplemental Schedules

OCCIDENTAL PETROLEUM
CORPORATE
($ millions)

	31-Dec-12	31-Dec-11

CAPITALIZATION

Long-Term Debt (including short-term borrowings)	$7,623	$5,871

EQUITY	$40,048	$37,620

Total Debt To Total Capitalization	16%	13%